UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 2019

HELIOS AND MATHESON ANALYTICS INC.

(Exact name of Registrant as specified in charter)

Delaware	0-22945	13-3169913
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Empire State Building

350 5th Avenue

New York, New York 10118

(Address of principal executive offices)

Registrant’s telephone number, including area code: (212) 979-8228

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2 below).

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(e)-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On June 12, 2019, Helios and Matheson Analytics Inc. (the “Company”, “we” or “our’) entered into its customary form of Indemnification Agreement with Robert Damon, the Company’s Interim Chief Financial Officer and Secretary.

Pursuant to the terms of the Indemnification Agreement, the Company must indemnify Mr. Damon if he is or was a party to or threatened to be made a party to any proceeding by reason of the fact that he is or was a director or officer of the Company, or is or was serving at the request of the Company as a director, officer, employee, or agent of another entity, against all expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred by Mr. Damon in connection with the defense or settlement of such proceeding or any claim, issue or matter therein, subject to customary exclusions as required by applicable law and as set forth in the Indemnification Agreement. The Company must advance all reasonable expenses to Mr. Damon in connection with a proceeding or any claim, issue or matter therein within 30 days after receipt of a notice from him requesting the advance. The notice must include reasonable evidence of the expenses and must be preceded or accompanied by an undertaking by or on behalf of Mr. Damon to repay any expenses advanced if it is determined that he is not entitled to be indemnified against the expenses. Notwithstanding the Indemnification Agreement, the Company must indemnify Mr. Damon to the full extent permitted by law, whether or not such indemnification is specifically authorized by the other provisions of the Indemnification Agreement, the Company’s Certificate of Incorporation, the Bylaws, or by statute.

The term of the Indemnification Agreement will continue until the later of: (a) 10 years after the date that Mr. Damon ceases to serve as a director or officer of the Company or as a director, officer, employee, or agent of another entity at the request of the Company, or (b) the final disposition of all pending proceedings or claims, issues or matters therein in respect of which Mr. Damon is granted rights of indemnification or advancement of expenses under the Indemnification Agreement and of any action, suit or proceeding commenced by Mr. Damon to enforce his rights under the Indemnification Agreement relating thereto.

The foregoing is only summary of the Indemnification Agreement, a form of which is attached to this Current Report as Exhibit 10.1, and is qualified in its entirety by the full text of the Indemnification Agreement, which is incorporated into this Item 1.01 by reference.

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

The information included in Item 1.01 of this Current Report is hereby incorporated by reference into this Item 5.02.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit No.	Description
Exhibit 10.1	Form of Indemnification Agreement by and between the Company and Robert Damon.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HELIOS AND MATHESON ANALYTICS INC.

Date: June 19, 2019	By:	/s/ Theodore Farnsworth
Theodore Farnsworth Chief Executive Officer

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